Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO ABL CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

SECOND AMENDMENT TO ABL CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (this “Second Amendment”), dated as of October 5, 2020, by and among SEG Holding, LLC (f/k/a BI-LO Holding, LLC), a Delaware limited liability company (“Holdings”), BI-LO, LLC, a Delaware limited liability company (the “Borrower”), TRUIST BANK (successor by merger to SunTrust Bank) (“Truist Bank”), as administrative agent (in such capacity, including any permitted successor thereto, the “Administrative Agent”) and each of the Lenders party hereto.  All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Amended Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, (i) the Borrower has entered into that certain ABL Credit Agreement, dated as of May 31, 2018, among the Borrower, Holdings, the several banks and other financial institutions or entities from time to time party thereto, as lenders and issuing banks, and Truist Bank, as the Administrative Agent (as amended by the First Amendment to Credit Agreement, dated as of September 20, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time to, but not including, the date hereof, the “Credit Agreement”; and as further amended by this Second Amendment, the “Amended Credit Agreement”) and (ii) the Borrower entered into that certain Guarantee and Collateral Agreement, dated as of May 31, 2018, among the Borrower, Holdings, the other Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from tiem to time to, but not including, the date hereof, the “Guarantee and Collateral Agreement”; and as further amended by this Second Amendment, the “Amended Guarantee and Collateral Agreement”);

WHEREAS, on the Second Amendment Effective Date (as defined below), Holdings and SEG Finance Corp. (f/k/a BI-LO Finance Corp.) will jointly and severally issue senior secured notes in an aggregate principal amount up to $325,000,000 (the “Secured Notes”), which Secured Notes shall be guaranteed by SEG Holding Finance, LLC (f/k/a BI-LO Holding Finance, LLC) (“Parent”), and in connection therewith, Parent shall become a Guarantor and party to (i) the Credit Agreement and (ii) the Guarantee and Collateral Agreement and acknowledge the ABL Intercreditor Agreement (collectively, the “Joinder”);

WHEREAS, the Borrower has requested that the Administrative Agent and Required Lenders agree to certain amendments to the Credit Agreement, as more fully set forth herein; and

WHEREAS, the Administrative Agent and Required Lenders are willing to agree to such amendments, subject to and in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1.                                                    RULES OF CONSTRUCTION.  The rules of construction specified in Section 1.2 of the Amended Credit Agreement shall apply to this Second Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2.                                                    AMENDMENTS TO THE CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT.

Upon the Second Amendment Effective Date, the parties hereto agree that (i) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example:   ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A hereto and (ii) the Guarantee and Collateral Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example:   ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Guarantee and Collateral Agreement attached as Annex B hereto.

SECTION 3.                REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment.  On and after the effectiveness of this Second Amendment, this Second Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 4.                CONDITIONS PRECEDENT.

Subject to the paragraph below, this Second Amendment shall become effective as of the date (the “Second Amendment Signing Date”) upon the Administrative Agent (or its counsel) receiving a duly executed counterpart of the signature page to this Second Amendment from Holdings, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders.

The amendments set forth in Section 2 of this Second Amendment shall become effective as of the date (the “Second Amendment Effective Date”) upon which each of the following conditions shall have been satisfied (or waived):

(a)         Parent shall have become a Guarantor for all purposes under the Loan Documents and shall have complied with all requirements applicable to a Subsequent Required Guarantor (without regard to the definition thereof) under Section 5.9 of the Credit Agreement (without regard to the time periods specified in Section 5.9);

(b)         the Secured Notes shall have been, or substantially concurrently with the Second Amendment Effective Date will be, issued and Holdings shall have received the proceeds thereof and shall have applied, or substantially concurrently with the Second Amendment Effective Date will apply, such proceeds to consummate the Permitted Refinancing of the Term Loan Credit Agreement;

(c)          the Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party attaching a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing this Second Amendment to which it is a party, (iii) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Second Amendment or any other document delivered in connection herewith to which it is a party, certified as of the Second Amendment Effective Date by its secretary, as assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation; provided that in the case of immediately preceding

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clauses (i) and (ii), such documents shall not be required to be delivered if such certificate includes a certification by such Responsible Officer that the applicable Organizational Documents or incumbency certificates delivered to the Administrative Agent in connection with the Closing Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Closing Date;

(d)         the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date (including reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid pursuant to Section 9.3(a) of the Credit Agreement); provided that the Borrower shall have been notified of any such amounts due by the Administrative Agent three (3) Business Days before the Second Amendment Effective Date;

(e)          each of the representations and warranties made by any Loan Party in, or pursuant to, Section 5 hereof shall be true and correct in all material respects on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”; and

(f)           immediately before and after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5.                REPRESENATIONS AND WARRANTIES.

To induce the other parties hereto to enter into this Second Amendment, the Borrower and each other Loan Party hereto represents and warrants to each other party that, as of the Second Amendment Signing Date:

(a)         Such Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Second Amendment, the Amended Credit Agreement, the Amended Guarantee and Collateral Agreement and each other Loan Document to which such Loan Party is a party.  Such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Second Amendment, the Amended Credit Agreement, the Amended Guarantee and Collateral Agreement and each other Loan Document.  The Second Amendment has been duly executed and delivered on behalf of each Loan Party that is a party thereto.  This Second Amendment, the Amended Credit Agreement, the Amended Guarantee and Collateral Agreement and each other Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)         The execution, delivery and performance by such Loan Party hereto of this Second Amendment will not conflict with or contravene the terms of such Loan Party’s Organizational Documents.

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(c)          Each of the representations and warranties made by any Loan Party in, or pursuant to, this Second Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”.

SECTION 6.    REDUCTION OF TRANCHE A CREDIT COMMITMENTS.

(a)         The Borrower hereby notifies the Administrative Agent that, in accordance with Section 2.10 of the Credit Agreement, it elects to reduce the Tranche A Credit Commitments by $100.0 million to $450.0 million, effective as of the Second Amendment Effective Date and the Administrative Agent and the Required Lenders party hereto agree that such commitment reduction shall be effective as of the Second Amendment Effective Date notwithstanding the three Business Day notice period specified in Section 2.10(c) of the Credit Agreement.

(b)         The Credit Agreement is hereby further amended by deleting Schedule 2.4 thereof and replacing it with a new Schedule 2.4 attached hereto as Annex C.

SECTION 7.    COSTS AND EXPENSES.

The Borrower hereby agrees to reimburse the Administrative Agent for all reasonable and documented (in reasonable detail) out-of-pocket costs and expenses (including invoiced reasonable out-of-pocket legal fees and expenses reimbursable pursuant to the terms of the Credit Agreement)) to the extent payable or reimbursable pursuant to the terms of the Loan Documents and otherwise invoiced prior to the Second Amendment Effective Date.

SECTION 8.                MISCELLANEOUS PROVISIONS.

(a)           Ratification.  This Second Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b)           Required Lender Direction.  Pursuant to the provisions of the Credit Agreement, the Required Lenders hereby authorize and direct the Administrative Agent to execute and deliver an amendment or amendment and restatement of the ABL Intercreditor Agreement substantially in the form attached hereto as Annex D in order to reflect the issuance of the Secured Notes and the joinder of the secured parties under the Secured Notes to the ABL Intercreditor Agreement.

(c)           Governing Law; Submission to Jurisdiction, Etc.  This Second Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Second Amendment, shall be governed by, and construed in accordance with, the law of the State of New York. Sections 9.9 (other than clause (a) thereof) and 9.10 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

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(d)           Severability.  Section 9.7 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(e)           Counterparts; Headings; Electronic Signatures.  This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Second Amendment shall be effective as delivery of an original executed counterpart of this Second Amendment.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Second Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or format unless expressly agreed by the Administrative Agent pursuant to procedures approved by it.

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IN WITNESS WHEREOF, the parties hereto have caused their duly Responsible Officers to execute and deliver this Second Amendment as of the date first above written.

BI-LO, LLC,

By:	/s/ Brian P. Carney
Name: Brian P. Carney
Title: Executive Vice President and Chief Financial Officer

SEG HOLDING, LLC,

By:	/s/ Brian P. Carney
Name: Brian P. Carney
Title: Executive Vice President and Chief Financial Officer

TRUIST BANK, as a Lender,

By:	/s/ Stephen Metts
Name: Stephen Metts
Title: Director

BANK OF MONTREAL, as a Lender

By:	/s/ Kara Goodwin
Name: Kara Goodwin
Title: Managing Director

BANK OF AMERICA, N.A, as a Lender

By:	/s/ Christine Hutchinson
Name: Christine Hutchinson
Title: Senior Vice President

CITY NATIONAL BANK, as a Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

REGIONS BANK, as a Lender

By:	/s/ Jesse Xu
Name: Jesse Xu
Title: Director

TD BANK, N.A., as a Lender

By:	/s/ Stephen A. Caffrey
Name: Stephen A. Caffrey
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brent E. Shay
Name: Brent E. Shay
Title: Director